Exhibit 10.13

AMENDMENT NO. 1 TO
EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 1 (the “Amendment”) to the EMPLOYMENT AGREEMENT (the “Agreement”), is made as of December 16, 2005 by and between Hana Biosciences, Inc. (formerly Hudson Health Sciences, Inc.), a Delaware corporation (the “Company”), and Fred L. Vitale (“Employee”).

WHEREAS, the parties hereto entered into that certain Employment Agreement dated January 23, 2004 (the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement in order to extend the Term (as defined in the Agreement) to November 1, 2008.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and agreements hereinafter set forth, the Company and Executive agree as follows:

1.  Section 2 of the Agreement is hereby amended and restated in its entirety, as follows:

“2. Term. The Employee’s employment under this Agreement (the “Term”) shall commence as of January 25, 2004 (the “Effective Date”) and shall continue until November 1, 2008, unless sooner terminated pursuant to Section 8 of this Agreement. Notwithstanding anything to the contrary contained herein, the provisions of this Agreement covering protection of Confidential Information shall continue in effect as specified in Section 5 hereof and survive the expiration or termination hereof. The Term may be extended for additional one (1) year periods upon mutual written consent of the Employee and the Board.”

2. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

3. Except as amended or modified by this Amendment, the parties hereby confirm all other terms and provisions of the Agreement.

4. This Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY: Hana Biosciences, Inc. By: /s/ Mark J. Ahn —————————————————— President & Chief Executive Officer	EMPLOYEE: /s/ Fred L. Vitale —————————————————— Fred L. Vitale